Exhibit 10.2

ESS LICENCE AGREEMENT	Agreement Date:	10 July 2009 (Revised)

1	Owner	2	Licensee Address (Registered Office)
ESS Farnborough Offices LLP	Company Name:	FACES DIVISION OF MONOTYPE IMAGING LTD

Ferneberga House	Reg No:	2663485
Alexandra Road Farnborough	Address:	Reg office: Unit 2 Perrywood Business Park, Salfords, Surrey RH1 5DZ Business Address: 349 Yorktown Road, Camberley, Surrey

Hampshire	Contact:	Melanie Richardson

GU14 6DQ	Telephone:	01276 38888

3	Building	Registered Charity (please tick)	Yes	No	x

Farnborough, Ferneberga House	Registration Number

Ferneberga House
Farnborough GU14 6DQ Tel: 01252 210555	4	Licensee - Invoicing Address (if different from above)
Company Name	As above
5	The Premises	Address:
Suite 2.3 FACES Own furniture	Unit 2 Perrywood Business Park, Salfords, Surrey RH1 5DZ
Telephone;	01737 765959

7	Service Retainer	£1000.00
Licence Fee:	£1500.00	6	Additional Provisions
VAT:	£225.00

Agreed special rate of Phone and IT line to be

provided at a monthly cost of £50 per month for both. Numbers to be confirmed. Dilapidations figure to be based on 4 workstation costings as they have their own furniture. Reduced deposit applied as unable to use escrow account.

The Licence Fee & VAT are per calendar month

8	Commencement Date	1 September 2009

9	Termination Date: 31 August 2010
Such date after the expiry of an initial period of months from the commencement date.	12 months
(see clause 2 of terms and conditions overleaf)

10	For and on behalf of the Owner	11	For and on behalf of the Licensee
Name:	Dawn Steel	Name:	Timothy Frazer
Title:	Business Centre Manager	Title:	Director
Signature:	/s/ Dawn Steel	Signature:	/s/ Timothy Frazer

12

This agreement is made between the Owner and the Licensee specified above and the licensee confirms he has read and understood the Terms and Conditions overleaf and will be bound by them. The Owner agrees to provide the services and facilities as detailed over.

New	x	Exp	Ren

ESS Farnborough Offices LLP, Ferneberga House, Alexandra Road, Farnborough, Hampshire GU14 6DQ

Telephone: 01252 210555